UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Portola Pharmaceuticals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders of

PORTOLA PHARMACEUTICALS, INC.

To Be Held On:

Friday, May 16, 2014 at 10:30 a.m. Pacific Time

at 270 East Grand Avenue, South San Francisco, California 94080

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make the request as instructed below before May 6, 2014.

Please visit http://www.astproxyportal.com/ast/18320, where the following materials are available for view:
• Notice of Annual Meeting of Stockholders
• Proxy Statement
• Annual Report on Form 10-K
• Form of Electronic Proxy Card

TO OBTAIN	TELEPHONE: 888-Proxy-NA (888-776-9962) or 718-921-8562 (for international callers)

PROXY MATERIALS:	E-MAIL: info@amstock.com

WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp

TO VOTE:	ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.
IN PERSON: You may vote your shares in person by attending the Annual Meeting.

TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call. You may vote by telephone until 11:59 p.m Eastern Time the day before the meeting date.

MAIL: You may request a card by following the instructions above.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS LISTED IN PROPOSAL 1, AND “FOR” PROPOSAL 2.
1. Election of three Class I directors to hold office until the 2017 Annual Meeting of Stockholders.
2. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.
3. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.
Please note that you cannot use this notice to vote by mail.

☐                    ¢

PORTOLA PHARMACEUTICALS, INC.

Proxy for Annual Meeting of Stockholders on May 16, 2014

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints William Lis, Mardi C. Dier and Robert L. Jones as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated on the reverse side hereof, all the shares of common stock of Portola Pharmaceuticals, Inc. held of record by the undersigned at the close of business on March 19, 2014 at the Annual Meeting of Stockholders to be held May 16, 2014 at 10:30 a.m. Pacific Time at 270 East Grand Avenue, South San Francisco, California 94080, and at any adjournment or postponement thereof.

(Continued and to be signed on the reverse side.)

¢	14475 ¢